UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                         Date of Report -April 19, 2006
                        (Date of earliest event reported)


                        MACE SECURITY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                    22810 03                    0311630
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)          Identification Number)


              1000 Crawford Place, Suite 400, Mt. Laurel, NJ 08054
                    (Address of principal executive offices)

                                 (856) 778-2300
              (Registrant's telephone number, including area code)


Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 24.14a-12)

[]   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[]   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 40.13e-4(c))

Item 3.01.      Notice of Delisting or Failure to Satisfy a Continued Listing
                -------------------------------------------------------------
                Rule or Standard; Transfer of Listing.
                -------------------------------------

     On April 19, 2006, Mace Security International, Inc ("Company") received a Nasdaq Staff Determination that the Company was not in compliance with Marketplace Rule 4310(c)(14) regarding the requirement to file with The Nasdaq Stock Market all documents required to be filed with the Securities and Exchange Commission. As the Company disclosed in its Form 8-K filed on April 17, 2006, the Company's Annual Report on Form 10-K for the year ended December 31, 2005 has not been timely filed, resulting in the non-compliance with Marketplace Rule 4310(c)(14).

     The non-compliance with Marketplace Rule 4310(c)(14) makes the Company's common stock subject to being delisted from The Nasdaq Stock Market. In accordance with the procedures of The Nasdaq Stock Market, on April 24, 2006, the Company requested a hearing before the Nasdaq Listing Qualifications Panel ("Panel") to request an exception to its non-compliance with Marketplace Rule 4310(c)(14). By operation of Marketplace Rule 4805(a), the Company's hearing request automatically stayed the delisting of its common stock pending the Panel's review and determination. There can be no assurance that the Panel will grant the Company's request for an exception that will allow continued listing of the common stock. Until a determination is made by the Panel, the symbol "E" will be added to the Company's trading symbol.

     A copy of a press release issued by the Company on April 24, 2006 regarding the Nasdaq Staff Determination is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.


Item 9.01.      Financial Statements and Exhibits.
                ---------------------------------

(c)  The following exhibit is being furnished herewith:

     99.1       Press release issued by the Company dated April 24, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Dated: April 24, 2006                 Mace Security International, Inc.



                                      By:  /s/ Gregory M. Krzemien
                                           -------------------------------------
                                           Gregory M. Krzemien
                                           Chief Financial Officer and Treasurer